Exhibit (d)

NUMBER

BCX

SHARES



BlackRock Resources & Commodities Strategy Trust

The Shares represented by this certificate may not be owned or transferred, directly or indirectly, by or to (i) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a farmer's cooperative described in § 521 of the Internal Revenue Code of 1986 as amended (the "Code")) that is exempt from the tax imposed by 26 U.S.C. §§1-1399 and not subject to the tax imposed by 26 U.S.C. § 511, or (iii) any rural electric or telephone cooperative described in § 1381(a)(2)(C) of the Code.

COMMON SHARES OF BENEFICIAL INTEREST
PAR VALUE $.001
ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ, NEW YORK, NY AND PITTSBURGH, PA

CUSIP 09257A 10 8
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

Fully Paid and Nonassessable Common Shares of Beneficial Interest of BlackRock Resources & Commodities Strategy Trust,

transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile signatures of the duly authorized officers of the Trust.

COMMON SHARES

DATED:

TREASURER

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
THE BANK OF NEW YORK MELLON
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY
711 ARMSTRONG LANE
COLUMBIA, TENNESSEE 38401
(931) 388-3003
SALES: DENISE LITTLE 931-490-1706

PROOF OF: MARCH 3, 2011
BLACKROCK RESOURCES AND COMMODITIES STATEGY
TSB 3288 FACE
OPERATOR: TSUB
Rev 1

COLORS SELECTED FOR PRINTING: INTAGLIO PRINTS IN SC-7 DARK BLUE.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

BlackRock Resources & Commodities Strategy Trust

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–.......................Custodian.......................
(Cust) (Minor)
under Uniform Gifts to Minors
Act...
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received ________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

____ *Common Shares of Beneficial Interest represented by the within Certificate and do hereby irrevocably constitute and appoint*

____ *Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.*

Dated ____________________

X ______________________________

X ______________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By ______________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PROOF OF: MARCH 3, 2011 BLACKROCK RESOURCES AND COMMODITIES STATEGY TSB 3288 BACK
SALES: DENISE LITTLE 931-490-1706	OPERATOR: TS/JB
	Rev 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF